UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2014

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00041	94-3019135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of principal executive offices)	(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On April 7, 2014, Safeway Inc. (“Safeway”), entered into an Amendment No. 1 (the “Merger Agreement Amendment”) to that certain Agreement and Plan of Merger, dated March 6, 2014 (the “Merger Agreement”), by and among Safeway, AB Acquisition LLC (“AB Acquisition”), Albertson’s Holdings LLC (“Albertsons Holdings”), a subsidiary of AB Acquisition, Albertson’s LLC (“Albertson’s LLC”), a subsidiary of Albertsons Holdings, and Saturn Acquisition Merger Sub, Inc. (“Merger Sub” and together with AB Acquisition, Albertsons Holdings and Albertson’s LLC, “Albertsons”), a subsidiary of Albertsons Holdings, pursuant to which the parties agreed that, on the terms and subject to the conditions set forth in the Merger Agreement, AB Acquisition will acquire Safeway (the “Merger”).

The Merger Agreement Amendment provides, among other things, for adjustments to Safeway’s options, restricted stock units and performance share awards based upon the volume weighted average trading price of the shares of Class B common stock of Black Network Holdings, Inc. (“Blackhawk”) on the first full day of regular way trading following the consummation of Safeway’s previously announced pro rata distribution to be made on April 14, 2014 of the 37,838,709 shares of Blackhawk Class B common stock owned by Safeway to the holders of shares of Safeway common stock (the “Distribution”), rather than based upon the closing price of the capital stock of Blackhawk on the date of the consummation of such Distribution.

Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Safeway on March 10, 2014, remains in full force and effect as originally executed on March 6, 2014. The preceding summary is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On April 8, 2014, Safeway issued a press release announcing the final distribution ratio for the Distribution. The Distribution will be made on April 14, 2014 to Safeway stockholders of record as of the close of business on April 3, 2014 (the “Record Date”) in the form of a pro rata dividend of shares of Blackhawk Class B common stock to each Safeway stockholder of record on the Record Date. Safeway holds 37,838,709 shares of Blackhawk Class B common stock, representing approximately 94.5% of the total outstanding shares of Blackhawk’s Class B common stock and approximately 91.6% of the total voting power of Blackhawk’s outstanding stock. As of the Record Date, Safeway had 230,314,400 shares outstanding. Accordingly, Safeway stockholders will receive 0.164291 of a share of Blackhawk Class B common stock for every share of Safeway common stock held as of the Record Date. The final distribution ratio was calculated by dividing such number of shares of Blackhawk Class B common stock held by Safeway by such number of shares of Safeway common stock outstanding on the Record Date. In lieu of fractional shares, Safeway stockholders will receive a cash distribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the Distribution, Safeway is sending an information statement (the “Information Statement”) to its stockholders of record on the Record Date. The Information Statement contains a description of the terms of the Distribution, including the procedures by which the Blackhawk Class B common stock will be distributed. A copy of the Information Statement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Additional Information About the Acquisition and Where to Find it

This filing does not constitute a solicitation of materials of any vote or approval in respect of the proposed Merger transaction involving Safeway or otherwise. In connection with the Merger, a special stockholder meeting will be announced soon to obtain stockholder approval. In connection with the Merger, Safeway intends to file relevant materials, including a proxy statement, with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about the Company, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the Securities and Exchange Commission, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its special meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 1, 2013.

Forward-Looking Statements

This filing contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are indicated by words such as “expects,” “will,” “plans,” “intends,” “committed to,” “estimates” and “is.” No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Safeway nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Safeway’s control. These factors include: failure to obtain stockholder approval of the Merger; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. Safeway undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Safeway’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc.

99.1	Press Release issued by Safeway on April 8, 2014.

99.2	Information Statement dated April 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeway Inc.
(Registrant)

Date: April 8, 2014	By:	/s/ Robert A. Gordon
Robert A. Gordon
Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of April 7, 2014, by and among AB Acquisition LLC, Albertson’s Holdings LLC, Albertson’s LLC, Saturn Acquisition Merger Sub, Inc. and Safeway Inc.

99.1	Press Release issued by Safeway on April 8, 2014.

99.2	Information Statement dated April 8, 2014.